UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

                      September 24, 2004
Date of Report (Date of earliest event reported)

POINT WEST CAPITAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-27736 (Commission File Number)	94-3165263 (I.R.S. Employer Identification Number)
1750 Montgomery Street San Francisco, California (Address of principal executive offices)	94111 (Zip Code)
(415) 394-9467 (Registrant’s telephone number, including area code)

Item 1.03 Bankruptcy or Receivership

                    On September 24, 2004, Point West Capital Corporation and its related entities announced that it filed for Chapter 7 Bankruptcy in United States Bankruptcy

Court Northern District of California.  The case was assigned case number 04-32709 and the Trustee is E. Lynn Schoenmann.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

     99.1    Text of Press Release dated September 24, 2004.

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SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 24, 2004

POINT WEST CAPITAL CORPORATION

By: /s/ John Ward Rotter
John Ward Rotter
Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Document Description	Sequential Page Number
99.1	Text of Press Release dated September 24, 2004
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FOR IMMEDIATE RELEASE
September 24, 2004

POINT WEST CAPITAL CORPORATION
ANNOUNCES BANKRUPTCY FILING

            SAN FRANCISCO -- (September 24, 2004) Point West Capital Corporation (OTC BB Symbol: PWCC.OB) and its related entities, Allegiance Capital, LLC, Allegiance Funding I, LLC, Allegiance Management Corporation and Point West Venture Management, LLC, announced today that it filed for Chapter 7 in United States Bankruptcy Court Northern District of California.   The cases were assigned case numbers 04-32709, 04-32711, 04-32712, 04-32713, 04-32710 respectively.  E. Lynn Schoenmann was appointed as Bankruptcy Trustee for Point West Capital Corporation and its related entities.

CONTACTS:     Bankruptcy Trustee.
              E. Lynne Schoenmann,415/362-0415

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